UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2026

PennantPark Floating Rate Capital Ltd.
(Exact name of registrant as specified in its charter)

Maryland	814-00891	27-3794690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1691 Michigan Avenue
Miami Beach, Florida 33139
(Address of Principal Executive Offices) (Zip Code)
(786)
297-9500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PFLT	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On February 25, 2026, PennantPark Floating Rate Capital Ltd. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, PennantPark Investment Advisers, LLC (the “Adviser”) and Raymond James & Associates, Inc., as representative of the several underwriters, in connection with the issuance and sale of $200 million aggregate principal amount of the Company’s 6.75% Notes due 2029 (the “Offering”).
The Underwriting Agreement includes customary representations, warranties, and covenants by the Company and the Adviser. It also provides for customary indemnification by each of the Company, the Adviser, and the underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.
The Offering is being made pursuant to the Company’s effective shelf registration stat ement
on Form
N-2
(Registration
No. 333-279726)
previously filed with the Securities and Exchange Commission, as supplemented by a preliminary prospectus supplement dated February 25, 2026 and a final prospectus supplement dated February 25, 2026.
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed with this report as Exhibit 1.1 and which is incorporated herein by reference.

Item 9.01.	Financial Statemen ts a nd Exhibits.
(d)
Exhibits.

1.1	Underwriting Agreement, dated February 25, 2026, by and among PennantPark Floating Rate Capital Ltd., PennantPark Investment Advisers, LLC and Raymond James & Associates, Inc., as representative of the several underwriters.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf
by the undersigned hereunto duly authorized.

PennantPark Floating Rate Capital Ltd.

Date: February 27, 2026	By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer & Treasurer